EXHIBIT 32
                     OFFICERS' CERTIFICATION PURSUANT TO 906

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of WaveRider Communications Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Bruce Sinclair, Chief Executive Officer of the Company, and I, T. Scott Worthington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ D. Bruce Sinclair                   /s/ T. Scott Worthington
-----------------------                 -------------------------
D. Bruce Sinclair                       T. Scott Worthington
Chief Executive Officer                 Chief Financial Officer
March 4, 2004                           March 4, 2004